Aerie Pharmaceuticals, Inc. Company Overview July 8, 2015 Building a Major Ophthalmic Pharmaceutical Company Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results
for
Rhopressa
TM
relate
to
the
results
in
its
first
Phase
3
registration
trial,
Rocket
1,
and
for
Roclatan
TM
relate
to
the
results
in
its
Phase
2b
clinical
trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,”
“plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Current Aerie
Products:
Once-Daily
IOP-Lowering
Eye Drops for
Glaucoma
Pre-Clinical
Research
Findings
•
Rhopressa™ shows potential to modify diseased tissue
•
May block fibrotic response in trabecular meshwork cells
•
May increase perfusion of the trabecular meshwork
•
AR-13154 shows potential for the treatment of wet AMD
•
May inhibit ROCK/JAK/PDGFR-
•
Lesion size reduction in rats exceeds market-leading product
•
Triple action Rhopressa™
•
Inhibits ROCK and NET, lowers EVP, targets diseased tissue
•
P3 programs ongoing
•
Quadruple Action Roclatan™
•
Fixed combination of Rhopressa™ and latanoprost
•
P2b achieved all clinical endpoints, P3 to start mid-2015
•
Potentially most efficacious IOP-lowering therapy
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
These new preclinical discoveries represent potential breakthroughs
Full patent protection through at least 2030; Blockbuster Potential

Ciliary Processes
Cornea
Uveoscleral
Outflow
NET
RKI
NET
RKI
Trabecular
Meshwork
Episcleral
Veins
Schlemm’s
Canal
Latanoprost
Rhopressa
™
Triple-Action
Rhopressa
™
Quadruple-Action Roclatan™
IOP-Lowering Mechanisms
Rhopressa
TM
:
ROCK inhibition relaxes TM, increases outflow
NET inhibition reduces fluid production
ROCK inhibition lowers Episcleral
Venous
Pressure (EVP)
Roclatan
TM
also
adds
latanoprost:
PGA receptor activation
increases uveoscleral
outflow

increase
Decreases Fluid
Inflow/Production
(Ciliary
Processes)
Increases Fluid Outflow:
Secondary Drain
(Uveoscleral
Pathway)
Increases Fluid Outflow:
Primary Drain-Trabecular Meshwork (TM);
Lowers EVP -
(Episcleral
Venous Pressure)
Rhopressa™
Rhopressa™
Roclatan™
Roclatan™
AA, BB, CAI
AA, BB, CAI
PGAs
PGAs
Aerie Products Cover the IOP-lowering Spectrum

Baseline IOP*
~80% of U.S. Glaucoma Patients Have IOPs that are
26
mmHg
at
Time
of
Diagnosis
The Baltimore Eye Survey
*
Sommer
A, Tielsch
JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black
Americans:
The
Baltimore
eye
survey.
Arch
Ophthalmol
1991;109:1090-1095
.
60%
20%
20%
21 mmHg
(Normal Tension Glaucoma)
>21 -
26 mmHg
>26 -
<35 mmHg
Between
75%
and
80%
of
Patients
with
IOP
25mmHg

-16
-14
-12
-10
-8
-6
-4
-2
0
16
18
20
22
24
26
28
30
32
34
36
38
Untreated Diurnal IOP (mmHg)
Timolol (n=369)
Latanoprost (n=460)
Latanoprost
and
Timolol
Show
Reduced
Efficacy
at
Lower
Baseline
IOPs
Pooled
data
from
three
latanoprost
registration
studies.
Hedman
and
Alm;
European
Journal
Ophthalmology;
2000
Latanoprost
and timolol
lose efficacy as baseline
IOPs decline
Timolol
at least 1 mmHg less
effective than latanoprost
across all published baselines
Timolol
is the standard
comparator for glaucoma
Phase 3 trials

Rhopressa™ Registration Trial Design
*
PGAs have been shown to be less effective when dosed BID
“Rocket 1”
90-Day Efficacy
Registration Trial
Rhopressa™ 0.02% QD
182 patients
Timolol BID
188 patients
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
“Rocket 3”
One Year Safety
Registration Trial
Canada
Rhopressa™ 0.02% QD
~230 patients
Rhopressa™ 0.02% BID
*
~230 patients
Timolol BID
~230 patients
Rhopressa™ 0.02% QD
~90 patients
Rhopressa™ 0.02% BID
~90 patients
Timolol BID
~60 patients

Rocket 1 Study Endpoints
Efficacy:
•
The
primary
efficacy
endpoint
is
the
mean
IOP
at
the
following
time
points:
08:00,
10:00,
and
16:00
at
the
Week
2,
Week
6,
and
Day
90
visits.
•
IOP
range
above
20
mmHg
and
below
27
mmHg
•
Secondary
efficacy
endpoints
include:
•
IOP
analysis
stratified
by
baseline
IOP
above
and
below
24
mmHg
•
Mean
change
from
baseline
IOP
•
Mean
percent
change
from
diurnally
adjusted
baseline
IOP
•
Mean
diurnal
and
change
from
baseline
diurnal
IOP
Safety:
•
Ocular
and
systemic
safety
measures

Rocket 1: Summary Of Rhopressa™ Efficacy Results
Baseline IOP (mmHg)
Non-inferiority
Numerical
Superiority
<27*
Did not
meet
Met 2 time points
<26
Met
Met 4 time points
<25
Met
Met 7 time points
<24**
Met
All (9 time points)
<23
Met
All (9 time points)
<22
Insufficient power
All (9 time points)
*  Primary endpoint
** Pre-specified secondary endpoint

Rhopressa
TM
Update:
Rocket
2
•
Rocket 2 primary endpoint range being changed with FDA agreement
-
New primary endpoint range is above 20 mmHg to below 25 mmHg
-
Statistical
change
allowed;
Rocket
2
adequately
powered
at
below 25 mmHg
-
No additional patient enrollment necessary
•
Rocket 2 data base not yet locked; patients still being treated
•
Efficacy read-out expected end of Q3 2015
•
If Rocket 2 is successful, NDA filing expected by mid-2016

12 Rocket 1: Baseline IOP < 25 mmHg At All Time Points

Rocket
1:
Rhopressa
TM
Efficacy
in
Subjects
On
PGA
Prior To Study
(Baseline IOP < 25 mmHg)
•
Prior
PGA
use
produced
enhanced
IOP-lowering
with
Rhopressa
TM
at
weeks 2 and 6
•
IOP lowering at month 3 equivalent to IOP lowering in non-PGA subjects
•
Prior PGA use had no effect on Timolol
efficacy

14 Rocket 1: Rhopressa TM Efficacy In Subjects Not on PGA Prior To Study (Baseline IOP < 25 mmHg) • No loss of efficacy seen from week 2 to month 3 for Rhopressa TM or Timolol

Rhopressa
TM
IOP-lowering
Effect
Enhanced
In
Subjects On PGA Therapy Prior To Study Entry
Prospective (pre-specified) analysis by pre-study medication status showed
that
prior
PGA
use
enhanced
Rhopressa
TM
IOP-lowering
at
week 2 (p=0.003)
The PGA effect is lost over time, which we believe creates a false impression
that
Rhopressa
TM
loses
efficacy
over
time
Retrospective analysis of Phase 2 trial results shows prior PGA use enhanced
Rhopressa
TM
IOP-lowering
by
1
mmHg
(p=0.007)
and
1.2 mmHg (p=0.002) at weeks 2 and 4, respectively, relative to subjects not previously on PGA

Rhopressa
TM
/PGA
Synergy
May
Reflect
Complementary Actions on TM Extracellular Matrix
References: 1. Pattabiraman P and Rao P (2010)  Am J Physiol
Cell Physiol
298:C749-63;
2. Richter
M et al. (2003)  Invest Ophthalmol
Vis Sci. 44:4419-26
ROCK inhibition relaxes trabecular meshwork (TM) cells by reducing actin
stress
fibers
and
reducing
production
of
ECM
1
PGAs
lower
IOP
by
increasing
ECM
turnover
in
uveoscleral
pathway-
but
subtle
changes
in
TM
pathway
also
observed
with
long-term
dosing
2
•
PGAs have no obvious effect on TM outflow on their own
•
Subtle PGA-induced changes in ECM may sensitize TM cells to the unique
IOP-lowering
effects
of
Rhopressa
TM
Daily
exposure
to
both
Rhopressa
TM
and
a
PGA
may
result
in
ongoing
synergy
–
and
may
also
explain
positive
Roclatan
TM
P2b
results

FY 2014 U.S. Glaucoma Market = $2.2B; 33M TRx
Market Share in TRx
PGA Market
Non-PGA Market
Rhopressa
TM
Synergy
with
PGAs
May
Represent
a Market Opportunity
Once Daily
2-3 Times Daily
10%
9%
33%
14%
15%
10%
8%
Bimatoprost
Travoprost
Latanoprost
BB
Fixed Combo
AA
CAI
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS MIDAS, IMS NPA

Rhopressa
TM
Next
Steps:
Rocket
4
•
Planning
to
commence
Rocket
4
in
Q3
2015,
an
additional
Rhopressa
TM
trial in the U.S.
•
Baseline IOPs:
-
Primary <25 mmHg to mirror revised Rocket 2
-
Pre-specified secondary <27 mmHg
-
Considering stratification
-
May enroll patients up to 30 mmHg
•
Efficacy evaluated at 3 months (primary) and 6 months (secondary)
•
Final design to be reviewed with FDA
•
Read-out expected in approximately one year
•
Adds
over
200
additional
Rhopressa
TM
patients
for
6
month
EU
safety

Roclatan™ Phase 2b Clinical Trial Design
Phase 2b Protocol
Roclatan™ 0.01%
vs.
Roclatan™ 0.02%
vs.
Rhopressa™ 0.02%
vs.
Latanoprost
All Dosed QD PM
~300 Patients
28 Days
Primary efficacy endpoint:
Mean diurnal IOP on Day 29
Two concentrations of
Roclatan™ vs. Rhopressa™
0.02% and latanoprost
Trial design follows FDA
requirement for fixed-dose
combination
Statistically significant difference
at measured time points
Higher combo efficacy vs.
components of at least 1–3
mmHg, as previously accepted
by FDA for product approval

Roclatan™ Phase 2b Clinical Trial Performance
Achieved primary efficacy measure
Superiority over each of the components on day 29
Achieved statistical superiority over the individual components at all time points
More
efficacious
than
latanoprost
by
1.6
–
3.2
mmHg
More
efficacious
than
Rhopressa
™
by
1.7
–
3.4
mmHg
Main adverse event was hyperemia (eye redness):
Reported in 40 percent of patients
Mild for the large majority of patients
No systemic drug-related adverse events

21 Mean IOP at Each Time Point Primary Efficacy Measure 0.02% Roclatan™ Achieved Statistical Superiority Over Individual Components at All Time Points (p<0.001) Roclatan™ Phase 2b, Intent to Treat

22 Day 29 – % of Patients with IOP Reductions of 20% Roclatan™ Phase 2b Responder Analysis: Goal is to Achieve Lowest IOP Possible

23 Roclatan™ Phase 2b Responder Analysis: Goal is to Achieve Lowest IOP Possible Day 29 – % of Subjects with IOP Reduced to < 18 mmHg

Roclatan
TM
Next
Steps
•
Commencing “Mercury 1” in Q3 2015 in the U.S.
-
Designed for superiority to individual components, similar to P2b
-
Baseline IOP range tentatively > 20 mmHg to <36 mmHg, with
stratified enrollment
-
Multiple secondary endpoints
-
Efficacy trial with one year safety
•
“Mercury 2” expected to commence in 2016 in the U.S.
-
Expect same comparators as Mercury 1
-
Three month efficacy study
•
“Mercury 3” expected to commence in 2016 in Europe
-
Comparing to a leading combo product marketed in EU
-
Efficacy study, duration TBD

Aerie Financial Resources
•
As of March 31, 2015 had $179.3M of cash and investments on balance sheet
•
Expected to fund Aerie operations for approximately the next 3 years
•
Proceeding
with
clinical
path
outlined
for
Rhopressa
TM
and
Roclatan
TM
,
and continue to evaluate potential for pre-clinical Aerie molecules and outside opportunities

Summary
•
Key Clinical Priorities
•
Rhopressa
TM
:
Rocket
2
efficacy
readout
end
of
Q3
2015
Rocket 4 commencement Q3 2015
•
Roclatan
TM
:
Mercury
1
commencement
Q3
2015
Mercury 2 and 3 commencement early 2016
•
Research Initiatives
•
Rhopressa
TM
disease
modification
and
neuro-protection
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ owned molecules
•
Potential Business Development Opportunities
•
Evaluating additions
to ophthalmic product pipeline
•
Exploring drug delivery opportunities –
front and back of eye

Building a Major Ophthalmic Pharmaceutical Company